SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)Basis of preparation and consolidation

        The Group's consolidated financial statements include the financial statements of the Company, its subsidiaries and its VIEs for which the Company is the primary beneficiary. All transactions and balances among the Company, its subsidiaries and its VIEs have been eliminated upon consolidation. The consolidated financial statements have been prepared on a historical cost basis to reflect the financial position and results of operations of the Group in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

        A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting powers, or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

        A VIE is an entity in which the Company, or its subsidiary, through contractual agreements, has controlling financial interest of the entity. The Company or its subsidiary is considered to be the primary beneficiary if the Company or its subsidiary has the power to direct the activities that most significantly impact the VIE's economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

        Investments in business entities, including a limited partnership (see Note 7), in which the Group does not have control but has the ability to exercise significant influence over operating and financial policies or is the general partner, are accounted for using the equity method.

b)Use of estimates

        The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and the related disclosure of contingent assets and liabilities. Actual results could differ from those estimates. Significant accounting estimates reflected in the Group's consolidated financial statements mainly include the useful lives of property and equipment and intangible assets, allowance for doubtful accounts, allowance for loan impairment, valuation allowance of deferred tax assets, and purchase price allocation relating to business combinations as well as property and equipment and goodwill and intangible assets impairment assessment. In addition, the Group uses assumptions in the valuation model to estimate the fair value of share options granted. The Group bases its estimates of the carrying value of certain assets and liabilities on historical experience and on other various factors that they believe to be reasonable under the circumstances, when the carrying values are not readily available from other sources.

c)Convenience translation

        Translations of balances in the consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows from RMB into United States dollars ("US$") as of and for the year ended December 31, 2014 are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.2046, representing the rate as certified by the H.10 weekly statistical release of the Federal Reserve Board on December 31, 2014. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2014, or at any other rate.

d)Cash and cash equivalents and cash in bank-time deposits

        Cash and cash equivalents consist of cash on hand, time deposit and structured deposits which are unrestricted as to withdrawal or use, and which have maturities of three months or less.

        Cash in bank-time deposits consist of time deposits with banks with maturities of more than three months and less than one year.

e)Restricted cash

        The restricted cash relates to (i) initial sales deposits received from the property buyers on behalf of the property sellers during the purchase process, which are deposited into designated bank accounts, and (ii) cash proceeds related to National Advertising Fund (as defined in Note 2(k)) for marketing purposes on behalf of its franchisees. The total amount of restricted cash was approximately RMB13.2 million and RMB8.9 million as of December 31, 2013 and 2014, respectively.

f)Accounts receivable

        Accounts receivable represent amounts recognized as revenue which have yet to be received from customers and franchisees. The Group accrues an allowance for doubtful accounts for those receivable balances which are unlikely to be collected based on management's analysis and estimates. Accounts receivable are stated net of the allowance for doubtful accounts.

g)Property and equipment

        Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated on a straight-line basis over the following estimated useful lives:

Computers and software	5 years
Furniture, fixtures and equipment	5 years
Vehicles	5 years
Leasehold improvements	Shorter of lease term or estimated useful lives of assets

        Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of the property and equipment, are expensed as incurred. Gains and losses from the disposal of property and equipment are included in income (loss) from operations.

h)Intangible assets

        Intangible assets as of December 31, 2013 and 2014 consisted of:

i)

CENTURY 21® franchise rights acquired from Realogy represent the rights to use and sub-franchise the CENTURY 21® brand in the PRC for an initial period of 25 years (see Note 11). The Group amortizes intangible assets over their estimated useful lives on a straight-line basis.

ii)

Acquired intangible assets include the reacquired CENTURY 21® franchise rights, customer relationships, real estate listing databases, trademark, and sub-franchisee base, brand name and mortgage credit license (see Note 11). Acquired intangible assets are recorded at fair value on the acquisition date and the Group amortizes the definite-lived intangible assets over their estimated useful lives on a straight-line basis. The value of indefinite-live intangible assets is not amortized, but tested for impairment annually on November 30 of each year, or whenever events or changes in circumstances indicate the carrying value of the assets may not be recoverable.

        The useful lifes of intangible assets are summarized as below:

Century 21 franchise rights from Realogy	25 years
Reacquired Century 21 franchise rights	Remaining contractual life at acquisition date
Customer relationship	7/10 years
Real estate listing database	10 years
Trademark	10 years
Sub-franchisee Base	2.9 years
Brand name	Indefinite-live
Mortgage credit license	18.7 years

i)Goodwill and indefinite-lived intangible assets

        Goodwill represents the excess of costs over fair value of assets of businesses acquired. Any shortfall represents the amount of goodwill impairment. Commencing in September 2011, the Company adopted the Financial Accounting Standards Board ("FASB") revised guidance on "Testing of Goodwill for Impairment." Under this guidance, the Company has the option to choose whether it will apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. The Group chooses to apply the quantitative assessment directly. The Group completes a two-step goodwill impairment test annually or more frequently if circumstances indicate impairment may have occurred. The first step compares the fair value of each reporting unit to its carrying amount. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit's goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill.

        Intangible assets with an indefinite life are tested for impairment annually or more frequently if events or changes in circumstances indicate that the assets might be impaired. The impairment test consists of a comparison of the fair value of the intangible assets to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized equal in amount to that excess.

        The Group reviews the carrying amounts of goodwill and other indefinite-lived intangible assets at November 30 each year to determine if such assets may be impaired. Goodwill impairment losses for the years ended December 31, 2012 and 2013 were RMB10.8 million and RMB20.4 million respectively. In 2014, we had no goodwill impairment losses. For indefinite-lived intangible assets, there is no impairment losses incurred for all the years presented.

        Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit and the goodwill impairment losses.

j)Impairment of long-lived assets

        The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group assesses the recoverability of the long-lived assets by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition where the fair value is lower than the carrying value, measurement of an impairment loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. No impairment of long-lived assets was recognized for the years presented.

k)Revenue recognition

        The Group recognizes revenue where there is persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured. Revenues are recorded net of sales related taxes and discounts.

Company-Owned Brokerage Services

        As an owner-operator of real estate brokerages, the Group assists customers in listing, marketing, selling, leasing and finding secondary properties and earns brokerage commissions. Brokerage commissions earned are recorded as revenue upon the signing of a real estate sales and purchase agreement between the buyer and the seller or rental agreement between the tenant and the landlord. The signing of such agreements is the evidence of recognition of the provision of the Group's services by the customers.

        Under primary property projects, the Group recognizes the commission revenue when the relevant purchase contract between property developers and property buyers become unconditional or irrevocable, and the services as stipulated in the agency contracts have been rendered by the Group. The Group may also be entitled to earn additional revenue on the agency services if certain sales and other performance targets are achieved, such as total volume over a pre-determined period. These additional agency service revenues are recognized when the Group has accomplished the required targets.

        The staff commissions are recognized concurrently with the associated brokerage commission revenues, which are upon executing the sales and purchase agreement or rental agreement, and are presented as part of commissions and other agent-related costs in the consolidated statements of operations.

Primary and Commercial Services

        The Group provides marketing and sales agency services to real estate developers. The Group recognizes the commission revenue for residential properties when the relevant purchase contract between property developers and property buyers becomes unconditional or irrevocable, and the services as stipulated in the agency contracts have been rendered by the Group. The Group may also be entitled to earn additional revenue on the agency services if certain sales and other performance targets are achieved, such as total volume over a pre-determined period. These additional agency service revenues are recognized when the Group has accomplished the required targets.

        For the commercial properties, the Group recognizes commission revenue when the relevant purchase contract between the property developer and the property buyer becomes unconditional or irrevocable, the services as stipulated in the relevant agency contracts have been rendered by the Group, and the purchase amount set forth in the relevant purchase contract has been received by the property developer. Therefore, the Group recognizes commission revenue in installments in proportion to the purchased amount that has been received by the property developer under the relevant purchase contract, or in installments as agreed with the developers under the contractual terms.

        The Group provides real estate consulting and agency services to commercial property developers. The Group recognizes revenue on consulting services when it has completed its services.

Mortgage Management Services

        The Group provides mortgage management services, many of which are provided in connection with the company-owned brokerage services business. The mortgage management services income related to home mortgage loans and home equity loans is recognized when the mortgage loan funds are disbursed by banks to the customers. Commencing from the third quarter of 2010, the Group began to offer entrusted and mortgage credit loans to borrowers. Income for the entrusted and mortgage credit loans is recognized in the income statement over the lives of the loans, based on effective interest rates. The Group reviews the carrying amounts of entrusted and mortgage credit loans at each quarter end or more frequently if circumstances indicated impairment may have occurred. The Group did not incur any impairment losses on the entrusted and mortgage credit loans for the years ended December 31, 2012, 2013 and 2014.

        Since 2013 the Group's transaction volume and revenue amount generated from entrusted and mortgage credit loan services increased significantly by performing property refinancing activities, through which certain individuals offer loans to borrowers after receiving financing from the Group and then transfer such loans, entirely or partially to third party investors. The Group act as guarantors for such loans and remain responsible for the repayment of loans by the borrowers. The interest to investors to whom the loans are transferred is recognized as an operating cost over the lives of the loans, based on the effective interest rates.

Franchise Services

        The Group recognizes franchise fee revenue as earned. Franchise revenue includes initial franchise fees, which are generally non-refundable and recognized by the Group as revenue when all services or conditions relating to the initial franchise fee have been performed and the Group has fulfilled all its commitments and obligations (generally when a franchisee commences its operations under the CENTURY 21® brand). Franchise revenue also consists of recurring franchise fees received from the Group's franchisees. The recurring franchise fees received are primarily based on the higher of a percentage of the franchisees' monthly gross income or a fixed minimum monthly amount. The recurring franchise fees are accrued as the underlying franchisee revenue is earned. For the years ended December 31, 2012, 2013 and 2014, the Group's initial franchise fees were RMB5.4 million, RMB2.5 million and RMB6.9 million, respectively. As of December 31, 2014, we had 720 franchised sales offices and 89 company-owned sales offices in operation, compared to 675 franchised sales offices and 250 company-owned sales offices in operation at the end of year 2013.

        The Group also collects marketing fees from its franchisees and utilizes such fees to fund advertising campaigns on behalf of its franchisees (known as NAF). The NAF collected from the franchisees are restricted cash and correspond to the policy on restricted cash (see Note 2(e)). Management fee income of NAF, which is 15% of marketing fees collected from franchisees, is recognized in proportion to the NAF spent during the reporting periods.

l)Loans receivable and allowance for loans receivable

        Entrusted and mortgage credit loans provided to borrowers are reported at their outstanding principal balances net of any unearned income and unamortized deferred fees and costs. Loans transferred to investors are reported as loans payable at the outstanding principal net of any interest costs prepaid. Loan origination fees and certain direct origination costs are deferred and recognized as adjustments to income over the lives of the related loans. Based on management's initial intent and ability with regard to those loans, all the loans are held-for-investment and are classified as Loans receivables, net of unearned income on the Consolidated Balance Sheets, and the related cash flows are included within the cash flows from investing activities category in the Consolidated Statement of Cash Flows on the lines Loan issuance and Receipt of loan principals. Cash flows from the transfer of the loans and the redemption of the loan principals are included within the cash flows from financing activities category in the Consolidated Statement of Cash Flows on the lines Transfer of loan receivable and Repurchase of loan.

        Since 2013 the Group's transaction volume and revenue amount generated from entrusted and mortgage credit loan services increased significantly by property refinancing activities, through which certain individuals offer loans to borrowers after receiving financing from the Group and then transfer such loans, entirely or partially to third party investors. The Group act as guarantors for such loans and remain responsible for the repayment of loans by the borrowers. The Group treats the property refinancing activities as one continuing operating business of mortgage management services. Therefore, the cash flows related to these activities were included within the cash flows from operating activities category in the Consolidated Statement of Cash Flows on the lines Receipt of loan principals and Issuance/repurchase of loan. The cash flows associated with the property refinancing activities are presented as below (in RMB thousands):

For the year ended December 31,
2014
Cash flow from operating activities
Loan issuance through property refinancing activities	(398,092)
Receipt of loan principals through property refinancing activities	222,550
Transfer of loans through property refinancing activities	577,632
Repurchase of loans through property refinancing activities	(405,820)
Interests received from borrowers	42,330
Interests paid to investors	(16,783)
Cash flow from investing activities
Receipt of loan principals through original property refinancing activities	24,900
Cash flow from financing activities
Transfer of loans through original property refinancing activities	3,730
Repurchase of loans through original property refinancing activities	(22,180)

        As a general policy, interest accrual ceases when monthly interest payments are 90 days contractually past due.

        Allowance for loan impairment represents management's best estimate of probable impairment inherent in the portfolio, as well as probable impairment related to large individually evaluated impaired attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable loan impairment inherent in the overall portfolio. Additions to the allowance are made through the provision for loan impairment. Loan impairments are deducted from the allowance, and subsequent recoveries are added.

        We did not recognize any impairment of loans receivable for the years ended December 31, 2012, 2013 and 2014 as we have collected back all loans with no default so far.

m)Deferred revenue

        Deferred revenue generally consists of advances of brokerage commissions from customers for company-owned brokerage services and advances received from customers for mortgage management services fees paid, and they are recognized and transferred to revenue when the mortgage loan funds are disbursed by banks to the customers.

n)Advertising expenses

        Advertising costs are expensed as incurred. Advertising-related expenses, including promotional expenses and production costs of marketing materials, amounted to RMB25.2 million, RMB45.9 million and RMB26.4 million during the years ended December 31, 2012, 2013 and 2014, respectively.

o)Business taxes, value added taxes and related surcharges

        The Group is subject to business tax and related surcharges on the services provided in the PRC. Such tax is levied based on revenue at an applicable rate between 5.6% and 5.65% and is recorded as a reduction of revenues.

        On November 16, 2011, the PRC Ministry of Finance and the State Administration of Taxation jointly issued the Implementation Measures on the Pilot Progress of Replacing the Business Tax with a Value-Added Tax in Transport and some Modern Service Industries. On July 31, 2012, the PRC Ministry of Finance and the State Administration of Taxation jointly issued the Notice on expanding the Pilot Progress of Replacing the Business Tax with a Value-Added Tax to Beijing and other 8 provinces and cities. According to the VAT pilot progress rules, The VAT pilot rules change the charge of sales tax from business tax to VAT for certain service industries, including consulting service and advertising industries, in Shanghai, Beijing and Shenzhen. Some of our subsidiaries located in Beijing, fall within the pilot arrangements and are recognized as VAT general taxpayers at the rate of 6% and stop paying business tax from September 1, 2012 onward.

p)Foreign currency translation

        The functional currency of the Company and its subsidiaries is RMB. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into

        RMB using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are included in the consolidated statements of operations.

q)Fair value measurements

        The Group's financial instruments include cash and cash equivalents, restricted cash, accounts receivable, amounts due from/to related parties, loans receivable, prepaid and other current assets, equity investments, non-current assets, accounts payable, financial guarantees, accrued expenses, other liabilities and long-term deposits payable. The carrying amounts of these financial instruments approximate their fair values. A three-tier hierarchy is established which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—include other inputs that are directly or indirectly observable in the marketplace.
Level 3—unobservable inputs which are supported by little or no market activity.

        The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

        The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy as of December 31, 2013 and 2014.

		Fair value measurement at reporting date using
Items	As of December 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	78,508,682	—	78,508,682	—
Contingent consideration payable	5,622,887	—	—	5,622,887

Total	84,131,569		78,508,682	5,622,887

		Fair value measurement at reporting date using
Items	As of December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	14,555,504	—	14,555,504	—
Contingent consideration payable	5,622,887	—	—	5,622,887

Total	20,178,391	—	14,555,504	5,622,887

Cash Equivalents

        The Company's cash equivalents mainly consist of time deposits and structured deposits placed with banks which are unrestricted as to withdraw or use and which have maturities of three months or less. The fair values of time deposits and structured deposits are determined based on the pervasive interest rates in the market, which are also the interest rates as stated in the contracts with the banks. The Company classifies the valuation techniques that use the pervasive interest rates input as Level 2 of fair value measurements. This is because there generally are no quoted prices in active markets for identical time deposits at the reporting date. Hence, in order to determine the fair value, the Company must use observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Contingent consideration payable

        The following summarizes the Group's contingent consideration payable as of December 31, 2014 (in RMB thousands).

Balance as of December 31, 2013	5,623
Settlements	—
Total gains or losses for the period	—

Balance as of December 31, 2014	5,623

        Contingent consideration payable arose from the acquisition of SG International Investments Limited ("Shanggu") (note 2(u) and 9) and was valued based on estimated outcomes of the contingency and their probabilities. The Group classifies the valuation techniques that use these inputs as Level 3.

        The Group determined the fair value of the contingent consideration liability based on a probability-weighted cash flow analysis. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration liability associated with those future earn-out payments was based on several factors including:

•	Collected cash to revenue ratio, which reflected the acquired business' ability to collect cash generated from revenue;
•	The estimated profit performance of the acquired business in the earn-out periods based on scenario analysis;
•	The estimated probability of achieving the pre-determined profit performance target in the earn-out period; and
•	Discount rate which reflected the uncertainty associated with payments of contingent consideration;

        The fair value of contingent consideration was determined to be RMB5.6 million as of December 31, 2014.

        The following summarizes the net change in fair value recorded for the years ended December 31, 2013 and 2014 (in RMB thousands):

	Years ended December 31,
	2013	2014
Net change in fair value in contingent consideration	22,172	—
Net change in fair value in post-employees' options	(103)	52

Total net change in fair value	22,069	52

        Determination of the fair value of contingent consideration payable requires significant management judgment, including the judgment in estimating future cash flows and receivable collectability, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for the contingent consideration payable.

        The following are other financial instruments not measured at fair value in the balance sheets but for which the fair value is estimated for disclosure purposes.

Short-Term Receivables, Loan receivables and Payables

        Accounts receivable, loan receivables and prepaid and other current assets are financial assets with carrying values that approximate fair value due to their short term nature. Accounts payable, accrued expenses and other current liabilities are financial liabilities with carrying values that approximate fair value due to their short term nature. The Company estimated fair values of short-term receivables and payables using the discounted cash flow method. The Company classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Other non-current assets and Long-term deposits payable

        Other non-current assets are financial assets with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. Long-term deposits payable are financial liabilities with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. The Company estimated fair values of prepaid non-current assets and long-term accounts payable using the discounted cash flow method. The Company classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Assets Measured at Fair Value on a Nonrecurring Basis

        The following table sets forth assets measured at fair value on a nonrecurring basis by level within the fair value hierarchy as of December 31, 2014:

		Fair value measurement at reporting date using
Items	As of December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Goodwill	83,558,503	—	—	83,558,503

Total	83,558,503	—	—	83,558,503

Goodwill

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets and liabilities acquired as a result of the Company's acquisition of interests in its subsidiaries. In 2014, we had no goodwill impairment losses. See Note 10—Goodwill.

r)Share-based compensation

        The Company issues share options granted under a share incentive plan. We use a fair-value based method to account for share-based compensation. Accordingly, share-based compensation is measured at the grant date, based on the fair value of the award, and is recognized as expense over the employees' requisite service period. For options that were granted with performance conditions which vest subsequent to our initial public offering, share-based compensation expenses would be recognized upon the offering using the graded-vesting method. Share-based compensation for the remaining options granted with service conditions are recognized using straight-line method, net of a forfeiture rate, over the requisite service period of the award, which is the vesting term, based on the fair value of the award on the grant date. Share-based compensation expense is charged to additional paid-in capital section in the consolidated balance sheets. In determining the fair value of share options granted, the Black-Scholes valuation model is applied.

s)Business Combinations

        The Company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any non controlling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the Company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Identifiable intangible assets with finite lives are amortized over their useful lives. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

t)Equity investments

        For the investments in business entities accounted for using the equity method, the Group's share of the post-acquisition profits or losses is recognized in the consolidated statements of operations and its share of post-acquisition movements in reserves is recognized in reserves. When the Group's share of losses in a business entity equals or exceeds its interest in this entity, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the business entity.

        The Group reviews such for impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investments. The fair value determination, particularly for investments in privately-held companies, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and the determination of whether any identified impairment is other-than-temporary. The three equity method investments as of December 31, 2012, 2013 and 2014 were Xian, Fund Management Partnership and TianRe Fund I (see Note 7). No impairment losses were recorded for the year ended December 31, 2012, 2013 and 2014.

u)Non-controlling interests

        In September 2009, the Group established a majority-owned subsidiary, namely BVMC, in which the Group owned an 85% equity interest. In October 2009, the Group established a majority-owned subsidiary, namely PRI, in which the Group owned a 70% equity interest.

        On June 14, 2011, the Company initially acquired 55% of the equity interest of Shanggu and will acquire another 35% between 2014 and 2019 at the seller's option which the Company does not control, which is considered a put right. The portion of the non-controlling interest that can be put to the Company is accounted for as a mandatorily redeemable security because redemption is outside of the Company's control and is reported in the mezzanine equity section as redeemable non-controlling interest. The exercise price of this put right is calculated using a formula based on the future net profits of Shanggu. The fair value of the non-controlling interest was calculated using a combination of a discounted cash flow model and market comparables of similar transactions and companies. Before June 30, 2014 when the non-controlling interest is not currently redeemable and it is probable that it will become redeemable, any subsequent changes in the redemption value will be recognized immediately as they occur with the carrying amount adjusted to the redemption value at the end of each reporting period. In the calculation of the Group's net income (loss) per share (notes 2(z) and 9). These adjustments to redemption value are calculated after allocating the net income or loss attributable to this non-controlling interest. These periodic adjustments are reflected only to the extent of any excess of the redemption value over fair value. Until being reclassified to permanent equity, no accretion was made.

        On July 21, 2010, TianRe Co., Ltd. was established with 65% of its equity interests owned by the Company. On November 15, 2011, Mr. Kevin Yung, Beijing IFM Investment Managements Limited and Everising Investment Management Company Ltd. entered into a share purchase agreement whereby Mr. Kevin Yung transferred his 10% stake in TianRe Co., Ltd to the Company through IFM BJ Inv for total consideration of RMB1.9 million. The remaining 25% is owned by Everising Investment Management Company Ltd. ("Everising"), a third party investment advisory firm.

        In April 2014, we entered into a supplemental agreement relating to the acquisition of Shanggu. Pursuant to the supplemental agreement, the put right of the non-controlling shareholder of Shanggu to require us to acquire another 35% of the equity interest of Shanggu between 2014 and 2019 was waived. As a result, the 35% non-controlling interest has been reclassified from temporary equity to permanent equity on the date the supplemental acquisition agreement was executed. Further more, we reserve the right to acquire an additional 5% equity interest in Shanggu. The call option to purchase 5% additional equity interests in Shanggu must be accounted for as a mark-to-market asset through earnings. Given the exercise price is expected to be the fair value of the 5% of equity interest of Shanggu at purchase time, we determined that the option is immaterial to the financial statement as a whole. Therefore, the call option was not recognized in the Balance Sheet of the Company.

        As of December 31, 2014, non-controlling interests are comprised of 15% of the net assets of BVMC held by Mr. Cai Yuxiang, 30% of the net assets of PRI held by Ms. Fang Na, 25% of the net assets of TianRe Co., Ltd. held by Everising and 45% of the net assets of Shanggu held by Mr. Wu Jiang.

v)Income tax

        Income taxes are accounted for using an asset and liability approach which requires the recognition of income taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred income taxes are determined based on the differences between the accounting basis and the tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. Deferred tax assets are reduced by a valuation allowance, if based on available evidence, it is considered that it is more likely than not that some portion of or all of the deferred tax assets will not be realized. In making such determination, the Company considers factors including future reversals of existing taxable temporary differences, future profitability, and tax planning strategies. If events were to occur in the future that would allow the Company to realize more of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred. If events were to occur in the future that would require the Company to realize less of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the valuation allowance against deferred tax assets that would decrease income for the period when those events occurred. Significant management judgment is required in determining income tax expense and deferred tax assets and liabilities.

        The Company's deferred tax assets relate to net operating losses and temporary differences between accounting basis and tax basis for the Company China-based subsidiaries and VIEs, which are subject to corporate income tax in the PRC under the PRC Corporate Income Tax Law (the "CIT Law").

PRC Withholding Tax on Dividends

        The CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty between mainland China and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the "China-HK Tax Arrangement") if such holding company is considered a non-PRC resident enterprise and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to a withholding tax rate of 10%.

Uncertain Tax Positions

        The guidance on accounting for uncertainties in income taxes prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance was also provided on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Group's uncertain tax positions and determining its provision for income taxes. The Group did not recognize any significant interest and penalties associated with uncertain tax positions for the years ended December 31, 2012, 2013 and 2014. As of December 31, 2014, the Group did not have any significant unrecognized uncertain tax positions.

w)Guarantees

        For certain guarantees a guarantor is required to recognize a liability for the fair value of the obligation undertaken in issuing the guarantee. For the periods covered by these financial statements, the Group provided interim guarantee services to banking institutions for the mortgage services it refers to banks as part of its mortgage management services in Beijing. An interim guarantee covers the period beginning when the bank disburses the mortgage loan to the property buyer and ending when the mortgage registration certificate is issued to the bank by the applicable property registry, which generally takes one to six months. Since the second quarter of 2010, the Group no longer offers interim guarantee services in Beijing due to regulatory changes.

x)Statutory reserves

        The Company's subsidiaries in the PRC are required to make appropriations to certain non-distributable reserve funds. In accordance with the laws applicable to China's Foreign Investment Enterprises, the subsidiaries registered as wholly-owned foreign enterprises or sino-jointly invested companies under PRC law are required to make appropriations from its after-tax profits as determined under the Accounting Standards for Business Enterprises and the "Accounting System for Business Enterprises" as promulgated by the State of the People's Republic of China ("PRC GAAP") to non-distributable reserve fund, including a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The appropriation to the general reserve fund must be at least 10% of their after tax profits as determined under PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the boards of directors of the related subsidiaries. In addition, in accordance with the China Company Laws, the subsidiaries of the Company registered as China domestic companies must make appropriations from its after-tax profits as determined under the PRC GAAP to non-distributable reserve funds including a statutory surplus fund, a statutory public welfare fund and a discretionary surplus fund. The appropriation to the statutory surplus fund must be at least 10% of the after-tax profits as determined under PRC GAAP. Appropriation is not required if the surplus fund has reached 50% of the registered capital of the respective company. Appropriation to the statutory public welfare fund and discretionary surplus fund is made at the discretion of the respective company.

        The use of the general reserve fund, statutory surplus fund and discretionary surplus fund are restricted to the offsetting of losses or increase in registered capital of the respective company. The enterprise expansion fund can be used to expand production or to increase registered capital. The staff bonus and welfare fund is available to fund payments of special bonus to staff and for collective welfare benefits. The statutory public welfare fund is restricted to capital expenditures for the welfare of employees.

        Other statutory reserves are not transferable to the Company in the form of cash dividends, loans or advances and are therefore not available for distribution except in liquidation.

        No statutory reserve fund appropriations were made for the year ended December 31, 2012, 2013 and 2014, as the surplus fund has reached 50% of the registered capital of the respective companies which had an accumulated after tax profits. No other reserve funds were made for all the years presented.

y)Operating leases

        Leases where substantially all the risks and rewards of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases net of any incentives received from the lessor are expensed on a straight-line basis over the terms of the underlying lease.

z)Net income (loss) per share and per ADS

        Basic net income /(loss) per share is computed using the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is calculated by dividing net income (loss) attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary share equivalents consist of the ordinary shares issuable upon the exercise of share options (using the treasury stock method) and the conversion of the convertible redeemable preferred shares (using the if-converted method). Ordinary shares equivalents are not included in the denominator of the diluted net income (loss) per share calculation when inclusion of such shares would be anti-dilutive. Basic and diluted net income (loss) per ADS has been computed by multiplying the net income (loss) per share by 45, which is the number of shares represented by each ADS.

        The change in the carrying value of the redeemable NCI is reflected in the Group's net income (loss) per share. Periodic adjustments to recognize changes in redemption value are reflected in the Group's net income (loss) per share and per ADS only to the extent of any excess of the redemption value over initial fair value.

aa)Comprehensive Income

        Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners.

        For the years ended December 31, 2012, 2013 and 2014, there was no comprehensive income for the Group.

bb)Recent accounting pronouncements with impact on the financial statements of the Company

        The FASB issued Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, which changes the threshold for reporting discontinued operations and adds new disclosures. The new guidance defines a discontinued operation as a disposal that "represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results." The standard is required to be adopted by public business entities in annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. Entities may "early adopt" the guidance for new disposals. The Group is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

        On May 28, 2014, the FASB and IASB issued their long-awaited converged standard on the recognition of revenue from contracts with customers. The standard is intended to improve the financial reporting of revenue and improve comparability of the top line in financial statements globally. The FASB is amending the FASB Accounting Standards Codification and creating a new Topic 606, Revenue from Contracts with Customers, to supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the Codification. Additionally, the amendments supersede some cost guidance included in Subtopic 605-35, Revenue Recognition—Construction-Type and Production-Type Contracts. For a public entity, the amendments are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early application is not permitted. We are currently evaluating the impact on our consolidated financial statements of adopting this guidance.

        In August 2014, the FASB issued Presentation of Financial Statements—Going Concern. This standard requires management to evaluate for each annual and interim reporting period whether it is probable that the reporting entity will not be able to meet its obligations as they become due within one year after the date that the financial statements are issued. If the entity is in such a position, the standard provides for certain disclosures depending on whether or not the entity will be able to successfully mitigate its going concern status. This guidance is effective for annual periods ending after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016. Early application is permitted. We do not anticipate that this adoption will have a significant impact on our financial position, results of operations, or cash flows.

cc)Correction to previously issued financial statements

        On June 15, 2011, the Company, through its wholly-owned subsidiary Genius National Investments Limited, acquired a 55% equity interest in Shanggu, and recorded goodwill of RMB128.7 million on its balance sheet. The Company performed annual goodwill impairment tests and recorded goodwill impairment losses of RMB10.8 million and RMB20.4 million for the years ended December 31, 2012 and 2013, respectively.

        In the second quarter of fiscal 2014, the Company discovered that a portion of goodwill impairment and amortization of intangible assets should be reclassified between controlling interest and non-controlling interest in the Company's Annual Report on Form 20-F for the year ended December 31, 2012 and 2013. The Company assessed the materiality of this classification error under the guidance in ASC250-10 relating to the Securities and Exchange Commission's Staff Accounting Bulletin No. 99, Materiality, and concluded that the previously issued financial statements for the years ended December 31, 2012 and 2013 were not materially misstated taken as a whole from quantitative and qualitative perspectives. The impacted line items included redeemable non-controlling interest, accumulated deficit, non-controlling interest, net loss attributed to non-controlling interest, net loss attributed to IFM investments limited, basic and diluted net loss per share and basic and diluted net loss per ADS. The correction had no impact on the Company's total shareholders' equity, net revenue, net loss and cash flows.

        The effect of the revision on the line items within the previously issued consolidated financial statements of the Company is as follows (in RMB thousands, except per share and per ADS data):

	December 31, 2012		December 31, 2013
	As reported	As revised	As reported	As revised
Balance Sheets
Redeemable Non-controlling interest	69,430	53,752	67,161	42,779
Accumulated deficit	(691,891)	(674,134)	(774,911)	(747,285)
Non-controlling interest	9,304	7,225	8,650	5,406

	For the year ended December 31, 2012		For the year ended December 31, 2013
Operations data				—
Net (income)/loss attributed to non-controlling interest	(3,427)	2,094	2,923	12,792
Net loss attributable to IFM investments Limited	(53,511)	(47,990)	(83,020)	(73,151)
Net loss per share, basic and diluted	(0.08)	(0.07)	(0.12)	(0.11)
Net loss per ADS, basic and diluted	(3.61)	(3.23)	(5.59)	(4.93)